--------------------------------------------------------------------------------

                                  John Hancock

                                  Patriot
                                    Select
                                  DIVIDEND TRUST

------
ANNUAL
REPORT
------

6.30.02



                              [John Hancock Logo]

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



--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Table of contents
--------------------------
Your fund at a glance
page 1
--------------------------
Managers' report
page 2
--------------------------
Fund's investments
page 6
--------------------------
Financial statements
page 9
--------------------------
Trustees & officers
page 23
--------------------------
For your information
page 29
--------------------------


Dear Fellow Shareholders,

The first half of 2002 has been an extremely difficult period for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first six months of 2002, the broad Standard & Poor's 500 Index is down 13%, the Dow Jones Industrial Average is off 7% and the technology-laden Nasdaq Composite Index has fallen 25%. Investors in equity mutual funds have been unable to escape the market's descent, as 89% of all U.S. diversified equity funds have produced negative results in the first six months of 2002, according to Lipper, Inc., and the average equity fund has lost 11.67%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/Maureen R. Ford,
-------------------
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks to provide high current income, consistent with modest growth of capital, by investing in a diversified portfolio of dividend-paying preferred and common equity securities. The Fund will normally invest more than 65% of its total assets in securities of companies in the utilities industry.

Over the last twelve months

[] Preferred stocks held their ground better than common stocks amid global political uncertainty, anemic economic conditions and heightened market volatility.

[] The Fund's high-quality focus aided returns.

[] Utility common stocks slumped due in part to investigations of some companies' energy trading practices.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Select Dividend Trust". Under the heading is a note that reads "Fund performance for the year ended June 30, 2002." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -3.96% total return for John Hancock Patriot Select Dividend Trust. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 holdings

4.4% El Paso Tennessee Pipeline
4.4% Energy East
4.2% Puget Energy
3.4% NSTAR
3.3% CH Energy Group
3.2% Citigroup
2.9% Sierra Pacific Power
2.9% DTE Energy
2.8% Lehman Brothers
2.8% TXU Electric

As a percentage of net assets plus value of preferred shares on June 30, 2002.

            BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM


John Hancock
Patriot Select
Dividend Trust

---------
MANAGERS'
REPORT
---------

Preferred stocks outpaced common stocks during the past 12 months in an extremely difficult investment environment. Preferred stocks started the period in reasonably good shape, thanks primarily to falling interest rates. Because of their relatively high dividends, preferred stocks tend to rise in value like bonds when interest rates fall, and fall in value when rates are on the upswing.

Although preferred stocks weren't immune to the market sell-off after the events of September 11, they began to gain ground in October and November. That's when the Federal Reserve aggressively cut interest rates to steady global markets reeling from the events of September 11 and to prevent an economic slowdown from worsening. Preferred stocks rallied along with the overall bond market. But from December through March, preferreds slipped into somewhat of a funk. An evolving consensus that an economic rebound was just around the corner, and strong indications that the Fed was at the end of its cycle of cutting rates, prompted investors to gravitate from the more defensive segments of the market - like preferred stocks - into more economically sensitive groups. This trend reversed itself in April with a sell-off in the broader equities market and a rally in Treasuries. In May, a stable Treasury market and weak common stock performance helped preferreds hold their ground. Stocks' weakness and Treasuries' strength continued throughout June, due to sagging investor confidence in response to growing corporate scandals. This helped to buoy preferred stocks even further.

"...an extremely difficult investment environment."

UTILITY COMMON STOCKS LOSE GROUND

Utility common stocks - the Fund's other primary investment focus - spent the period struggling against a number of unfavorable developments. The same gravitation toward growth stocks

--------------------------------------------------------------------------------
[A photo of Greg Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

that muted preferred stock returns in October and November hurt utility common stocks as well. The collapse of energy-trading company Enron was also a major drag on utility stocks - both common and preferred - in the final weeks of 2001. The company, once one of the nation's largest, filed for bankruptcy in December as investors lost confidence in the company's financial reporting. Fears of "Enronitis" spread across the utility sector, causing it to post losses during January. But then conditions turned more favorable in March and April. Despite a warmer- than-normal winter, electricity, oil and natural gas prices rose dramatically in response to stronger industrial demand and heightened tensions in the Middle East. Furthermore, there was a growing belief that most utilities weren't subject to the types of problems that brought down Enron. That sentiment was short-lived, however. Virtually the entire utility sector was called into question in May and June in response to Federal investigations into the energy trading practices of a number of utility companies.

"Our biggest detractors were the stocks of companies in the telecom industry..."

FUND PERFORMANCE

For the 12 months ended June 30, 2002, John Hancock Patriot Select Dividend Trust returned -D3.96% at net asset value relative to common stock. By comparison, the average income and preferred stock fund returned 0.29%, the broad Standard & Poor's 500 Index returned -D17.98% and the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -D20.68%. Our stake in utility common stocks dampened our relative performance.

Thanks to our focus on high-quality investments - which is driven by our research process and emphasis on good company

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 68%, the second is Broker services 7%, the third Finance 6%, the fourth Oil & gas 6%, and the fifth Banks-United States 5%.]
--------------------------------------------------------------------------------

fundamentals - we completely avoided the collapse of many of the stock market's most put-upon energy companies, including Enron, Williams Companies, Dynegy, Calpine and AES. Our best performers during the year were companies involved in the production and distribution of oil and natural gas. Anadarko Petroleum, Apache and Devon Energy, for example, each posted strong gains as energy prices rose and then stabilized at relatively high prices.

Our long-term commitment to well-managed, regionally based electric transmission and distribution companies served us well. NSTAR (the former Boston Edison), for example, performed reasonably well, thanks in part to a favorable regulatory environment. Another good regional performer with a higher-than- average dividend yield was WPS Resources. We also saw strong gains from the common stocks of companies with major gas pipeline infrastructure and/or natural gas reserves, including Dominion Resources.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets plus value of preferred shares on 6-30-02." The chart is divided into three sections (from top to left): Preferred stocks 67%, Common stocks 32% and Short-term investments & other 1%.]
--------------------------------------------------------------------------------

Our biggest detractors were the stocks of companies in the telecom industry, which were dragged down on negative developments at WorldCom and Adelphia. In particular, Canadian cable, Internet and satellite service provider Shaw Communications, and wireless and fixed-line network operator TDS got caught - we believe

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Rising energy prices boost earnings prospects." The second listing is NSTAR followed by an up arrow with the phrase "Improved regulatory environment paves way for better financial results." The third listing is Shaw Communications followed by a down arrow with the phrase "Company gets painted with WorldCom/Adelphia brush."]
--------------------------------------------------------------------------------

unfairly so - in the telecom industry's post-bubble vortex. We're sticking with the two companies for now, because we believe that their fundamentals are strong despite the fact that their stocks have fallen recently in sympathy with the telecom group.

OUTLOOK

Given what we believe is a rather anemic economy, we don't believe that the Federal Reserve Board is in any hurry to raise interest rates, nor do we think it will resume cutting rates. With this backdrop in mind, we wouldn't expect preferreds to appreciate in price as much as they did during 2001, when interest rates fell dramatically. So we're likely to focus on preferred stocks that are selling below par and on high-coupon cushion preferreds, both of which are attractive on a total-return basis and immunize the portfolio from rising interest rates as the economy slowly strengthens. We also believe utility stocks can perform better than they have during previous economic upturns, which typically favor faster-growing stocks. Our belief is based on the fact that most utilities have attractive earnings growth prospects and that their stocks are priced lower than they have been in decades from a price-to-earnings perspective. So the sector looks cheap relative to other industry sectors. In our view, "Enronitis" has unfairly tainted the entire utility sector. Furthermore, we believe that 2001 served as a useful reminder for shareholders about the importance of diversification. Because of that, we don't think that utility stocks will be left out in the cold even if the economy begins to enjoy a quick and sharp rebound.

"We also believe utility stocks can perform better than they have during previous economic upturns..."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on June 30, 2002

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                 ISSUER                                                                    VALUE

----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 101.19%                                                                                  $137,907,808
----------------------------------------------------------------------------------------------------------------------
(Cost $146,138,014)

Agricultural Operations 2.28%                                                                               $3,110,000
40,000                                 Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                       3,110,000

Banks - United States 7.29%                                                                                  9,928,350
99,000                                 FleetBoston Financial Corp., 6.75%,
                                        Depositary Shares, Ser VI                                            5,014,350
108,000                                HSBC USA, Inc., $2.8575                                               4,914,000

Broker Services  10.53%                                                                                     14,356,139
116,400                                Bear Stearns Companies, Inc., 5.49%, Ser G                            4,482,564
23,000                                 Bear Stearns Companies, Inc., 6.15%, Ser E                            1,007,400
129,689                                Lehman Brothers Holdings, Inc., 5.67%,
                                        Depositary Shares, Ser D                                             5,317,249
13,000                                 Lehman Brothers Holdings, Inc., 5.94%, Ser C                            533,650
107,650                                Merrill Lynch & Co., Inc., 9.00%,
                                        Depositary Shares, Ser A                                             3,015,276

Diversified Operations  0.62%                                                                                  847,314
30,600                                 Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                     847,314

Finance  9.50%                                                                                              12,947,304
44,000                                 Citigroup, Inc., 6.213%, Ser G                                        2,120,800
92,400                                 Citigroup, Inc., 6.231%, Depositary Shares, Ser H                     4,394,544
56,000                                 Household International, Inc., 7.50%,
                                       Depositary Shares, Ser 2001-A                                         1,366,960
100,000                                SLM Corp., 6.97%, Ser A                                               5,065,000



See notes to
financial statements.

6




SHARES                                 ISSUER                                                                    VALUE

Leasing Companies  1.77%                                                                                    $2,409,750
105,000                                AMERCO, 8.50%, Ser A                                                  2,409,750

Media  2.33%                                                                                                 3,179,250
67,500                                 Shaw Communications, Inc., 8.45%, Ser A (Canada)                      1,255,500
102,600                                Shaw Communications, Inc., 8.50% (Canada)                             1,923,750

Oil & Gas  8.78%                                                                                            11,965,561
25,900                                 Anadarko Petroleum Corp., 5.46%, Depositary Shares                    2,214,450
40,174                                 Apache Corp., 5.68%, Depositary Shares, Ser B                         3,575,486
53,500                                 Devon Energy Corp., 6.49%, Ser A                                      5,015,625
10,000                                 Lasmo America Ltd., 8.15% (R)                                         1,160,000

Telecommunications  2.41%                                                                                    3,282,500
50,500                                 Touch America Holdings, Inc., $6.875                                  3,282,500

Utilities  55.68%                                                                                           75,881,640
225,000                                Alabama Power Co., 5.20%                                              4,770,000
40,000                                 Baltimore Gas & Electric Co., 6.99%, Ser 1995                         4,060,000
78,300                                 Coastal Finance I, 8.375%                                             1,898,775
183,500                                El Paso Tennessee Pipeline Co., 8.25%, Ser A                          8,991,500
147,000                                Energy East Capital Trust I, 8.25%                                    3,711,750
87,100                                 Entergy Gulf States Capital 1, 8.75%, Ser A                           2,167,048
25,000                                 Florida Power & Light Co., 6.75%, Ser U                               2,487,500
50,000                                 Hawaiian Electric Industries Capital Trust I, 8.36%                   1,257,500
13,500                                 Massachusetts Electric Co., 6.99%                                     1,387,125
50,000                                 Monongahela Power Co., 7.73%, Ser L                                   5,200,000
44,240                                 NSTAR, 4.25%                                                          2,886,660
48,000                                 PSI Energy, Inc., 6.875%                                              4,656,000
26,375                                 Public Service Electric & Gas Co., 6.92%                              2,677,063
205,140                                Puget Sound Energy, Inc., 7.45%, Ser II                               5,107,986
205,600                                Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                      3,906,400
55,000                                 South Carolina Electric & Gas Co., 6.52%                              5,417,500
59,000                                 Southern Union Financing I, 9.48%                                     1,475,000
196,700                                TDS Capital Trust I, 8.50%                                            3,937,934
70,500                                 TDS Capital Trust II, 8.04%                                           1,427,625
106,000                                TXU US Holdings Co., $1.875, Depositary Shares, Ser A                 2,650,000
29,200                                 TXU US Holdings Co., $7.98                                            3,066,914
10,500                                 Virginia Electric & Power Co., $6.98                                  1,065,750
10,000                                 Virginia Electric & Power Co., $7.05                                  1,025,000
6,500                                  Wisconsin Public Service Corp., 6.76%                                   650,610

----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS  47.71%                                                                                      $65,024,265
----------------------------------------------------------------------------------------------------------------------
(Cost $65,360,773)

Telecommunications  0.40%                                                                                      541,200
196,800                                Touch America Holdings, Inc.*                                           541,200

Utilities  47.31%                                                                                           64,483,065
158,000                                Alliant Energy Corp.                                                  4,060,600
190,000                                Aquila, Inc.                                                          1,520,000
139,800                                CH Energy Group, Inc.                                                 6,885,150
46,000                                 Dominion Resources, Inc.                                              3,045,200
99,000                                 DPL, Inc.                                                             2,618,550
133,900                                DTE Energy Co.                                                        5,977,296


                                                                                             See notes to
                                                                                             financial statements.

                                                                                                              7




SHARES                                 ISSUER                                                                    VALUE

Utilities  (continued)
70,000                                 Duke Energy Corp.                                                    $2,177,000
232,000                                Energy East Corp.                                                     5,243,200
129,000                                KeySpan Corp.                                                         4,856,850
27,000                                 NiSource, Inc.                                                          589,410
167,000                                Northeast Utilities                                                   3,141,270
91,000                                 NSTAR                                                                 4,074,980
93,092                                 OGE Energy Corp.                                                      2,128,083
54,000                                 Progress Energy, Inc.                                                 2,808,540
20,000                                 Progress Energy, Inc. (Contingent Value Obligation)                       5,800
170,500                                Puget Energy, Inc.                                                    3,520,825
32,194                                 Reliant Energy, Inc.                                                    544,079
271,500                                Sierra Pacific Resources                                              2,117,700
176,750                                TECO Energy, Inc.                                                     4,374,562
48,000                                 WPS Resources Corp.                                                   1,959,840
169,000                                Xcel Energy, Inc.                                                     2,834,130


ISSUER, DESCRIPTION,                                                INTERESTPAR             VALUE
MATURITY DATE                                                       RATE               (000S OMITTED)            VALUE

----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.98%                                                                               $2,690,000
----------------------------------------------------------------------------------------------------------------------
(Cost $2,690,000)

Commercial Paper  1.98%
Chevron USA, Inc., Due 07-01-02                                      1.79%                  $2,690           2,690,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  150.88%                                                                                $205,622,073
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (50.88%)                                                               ($69,335,730)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                 $136,286,343
----------------------------------------------------------------------------------------------------------------------


 *  Non-income producing security

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,270,000 or 3.13% of net assets as of June 30, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

8



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

June 30, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $214,188,787)                            $205,622,073
Cash                                                                         493
Dividends and interest receivable                                      1,263,670
Other assets                                                              45,914
Total assets                                                         206,932,150

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        282,997
Payable to affiliates                                                    162,087
Other payables and accrued expenses                                      101,906
Total liabilities                                                        546,990
Auction Market Preferred Shares (AMPS), at value, unlimited
 number of shares of beneficial interest authorized with no
 par value, 700 shares issued, liquidation preference of
 $100,000 per share                                                   70,098,817

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                        141,805,115
Accumulated net realized loss on investments                            (263,022)
Net unrealized depreciation of investments                            (8,566,714)
Accumulated net investment income                                      3,310,964
Net assets applicable to common shares                              $136,286,343

--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 9,899,636 shares of beneficial interest
 outstanding - unlimited number of shares authorized
 with no par value                                                        $13.77



                                                           See notes to
                                                           financial statements.

                                                                               9



FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended June 30, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $14,166,017
Interest                                                                  83,875

Total investment income                                               14,249,892

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,727,957
Administration fee                                                       323,992
AMPS auction fee                                                         184,930
Federal excise tax                                                       107,531
Printing                                                                  58,607
Auditing fee                                                              57,400
Custodian fee                                                             47,500
Transfer agent fee                                                        40,121
Miscellaneous                                                             26,467
Trustees' fee                                                             10,474
Legal fee                                                                  2,894

Total expenses                                                         2,587,873

Net investment income                                                 11,662,019

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments                                        (211,634)
Change in net unrealized appreciation (depreciation)
 of investments                                                      (15,801,539)

Net realized and unrealized loss                                     (16,013,173)

Distributions to AMPS                                                 (1,449,527)

Decrease in net assets from operations                               ($5,800,681)



See notes to
financial statements.

10



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase due to the sale of common shares.


                                                       YEAR                 YEAR
                                                       ENDED               ENDED
                                                       6-30-01           6-30-02

--------------------------------------------------------------------------------
INCREASE (decrease) IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                              $12,367,432       $11,662,019
Net realized gain (loss)                             1,940,756          (211,634)
Change in net unrealized
 appreciation (depreciation)                        13,945,997       (15,801,539)
Distributions to AMPS                               (3,116,100)       (1,449,527)

Increase (decrease) in net assets
 resulting from operations                          25,138,085        (5,800,681)

Distributions to common shareholders
From net investment income                         (10,674,502)      (10,678,061)

From fund share transactions                                 -           212,653

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES
--------------------------------------------------------------------------------
Beginning of period                                138,088,849       152,552,432

End of period1                                    $152,552,432      $136,286,343


1 Includes accumulated net investment income of $1,729,285 and $3,310,964, respectively.


                                                           See notes to
                                                           financial statements.

                                                                              11


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                  6-30-98       6-30-99      6-30-00       6-30-01      6-30-02

-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $15.60        $17.07       $16.00        $13.97       $15.43
Net investment income1                           1.38          1.26         1.27          1.34         1.18
Net realized and unrealized
 gain (loss) on investments                      1.62         (0.80)       (1.91)         1.52        (1.61)
Distributions to AMPS                           (0.29)        (0.29)       (0.31)        (0.32)       (0.15)
Total from investment operations                 2.71          0.17        (0.95)         2.54        (0.58)
Less distributions to common shareholders
From net investment income                      (1.24)        (1.13)       (1.08)        (1.08)       (1.08)
In excess of net investment income                  -         (0.11)           -             -            -
                                                (1.24)        (1.24)       (1.08)        (1.08)       (1.08)
Net asset value, end of period                 $17.07        $16.00       $13.97        $15.43       $13.77
Per share market value, end of period          $15.50        $13.81       $12.38        $14.80       $13.69
Total return at market value2 (%)               17.26         (3.56)       (2.46)        29.40        (0.45)

-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets applicable to common shares,
 end of period (in millions)                     $169          $159         $138          $153         $136
Ratio of expenses to average net assets3 (%)     1.68          1.72         1.74          1.77         1.77
Ratio of net investment income to
 average net assets4 (%)                         8.38          7.51         8.57          8.22         7.99
Portfolio turnover (%)                             41            30           20            13           15

-----------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-----------------------------------------------------------------------------------------------------------
Total AMPS outstanding (000s omitted)         $70,000       $70,000      $70,000       $70,000      $70,000
Involuntary liquidation preference per unit  $100,000      $100,000     $100,000      $100,000     $100,000
Approximate market value per unit            $100,000      $100,000     $100,000      $100,000     $100,000
Asset coverage per unit5                     $338,876      $329,508     $299,106      $316,086     $290,311


1 Based on the average of the shares outstanding.
2 Assumes dividend reinvestment.
3 Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.18%, 1.21%, 1.18%, 1.21% and 1.20%, respectively.
4 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.86%, 5.28%, 5.79%, 5.61% and 5.40%, respectively.
5 Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.


See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $118,315 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the carryforward expires on May 31, 2010. Additionally, net capital losses of $116,821 attributable to security transactions occurred after October 31, 2001, are treated as arising on July 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis.

Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. During the year ended June 30, 2002, the tax character of distributions paid was as follows: ordinary income $12,127,588. As of June 30, 2002, the components of distributable earnings on a tax basis included $3,354,343 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Auction Market Preferred Shares Series A

The Fund issued 700 shares of Auction Market Preferred Shares Series A ("AMPS") on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of the common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 1.54% to 3.01% during the year ended June 30, 2002. Accrued dividends on AMPS are included in the value of AMPS on the Fund's statement of assets and liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's by-laws.

Change in financial classification for AMPS

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to AMPS shareholders are now classified as a component of the "Increase in net assets resulting from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total from investment operations" in the financial highlights. Prior years' amounts presented have been restated to conform to this year's presentation. This change has no impact of the net assets applicable to common shares of the Fund.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net asset value plus the value attributable to the AMPS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communication with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net assets plus the value attributable to the AMPS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund common share transactions

This listing illustrates the reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                 YEAR ENDED 6-30-01         YEAR ENDED 6-30-02
                               SHARES          AMOUNT      SHARES         AMOUNT

Beginning of period         9,885,027    $141,818,941   9,885,027  $141,701,513
Distributions reinvested            -               -      14,609       212,653
Reclassification of
 capital accounts                   -        (117,428)          -      (109,051)
End of period               9,885,027    $141,701,513   9,899,636  $141,805,115


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2002, aggregated $34,222,354 and $32,007,421, respectively.

The cost of investments owned on June 30, 2002, including short-term investments, for federal income tax purposes was $214,216,673. Gross unrealized appreciation and depreciation of investments aggregated $10,918,766 and $19,513,366, respectively, resulting in net unrealized depreciation of $8,594,600. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended June 30, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,938,197, an increase in accumulated net investment income of $2,047,248 and a decrease in capital paid-in of $109,051. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of June 30, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

---------
AUDITORS'
REPORT
---------

Report of Deloitte & Touche LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Patriot Select Dividend Trust (the "Fund"), including the schedule of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Patriot Select Dividend Trust as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 2, 2002

-----------
TAX
INFORMATION
-----------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended June 30, 2002.

All the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund's investment objective is to provide a high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the ARMS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan ("the Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distri- butions in cash, paid by check, mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3339, South Hackensack, NJ 07606-1938 before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, receive the cash payment and use it to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all share- holders of the Fund. All correspondence or additional information con- cerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).


SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 7, 2002, the Annual Meeting of the Fund was held to elect six Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                              WITHHELD
                                     FOR                      AUTHORITY
--------------------------------------------------------------------------------

James F. Carlin                      5,751,409                89,108

William H. Cunningham                5,747,222                93,296

John P. Toolan                       5,740,387                100,131

Patti McGill Peterson                5,745,775                94,743

Dr. John A. Moore                    5,747,272                93,246

The preferred shareholders elected John M. DeCiccio to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 687 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending June 30, 2002, with the votes tabulated as follows: 5,696,629 FOR, 35,964 AGAINST and 107,025 ABSTAINING.

----------
TRUSTEES
& OFFICERS
----------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                       NUMBER OF
NAME, AGE                                           TRUSTEE         JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                   OF FUND       FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                   SINCE 1           BY TRUSTEE

--------------------------------------------------------------------------------
James F. Carlin2, Born: 1940                        1990                      28
--------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories
(chemical analysis); Part Owner and Treasurer,
Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (since 1996);
Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc.
(management/investments); Director/Partner, Proctor
Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust;
Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until
2000), HealthPlan Services, Inc. (until 1999),
Flagship Healthcare, Inc. (until 1999), Carlin
Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).


--------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                   1995                      28
--------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since
2000), STC Broadcasting, Inc. and Sunrise Television
Corp. (since 2000), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle
Foods Corporation (since 2000), rateGenius (since
2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation
(diversified life insurance company), New Century
Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), LBJ Foundation
(until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com
(until 2001), Southwest Airlines and Introgen;
Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank-D Austin).

                                                                       NUMBER OF
NAME, AGE                                           TRUSTEE         JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                   OF FUND       FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                   SINCE 1           BY TRUSTEE

--------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                          1998                      28
--------------------------------------------------------------------------------
Chairman and Chief Executive Officer, R.M.
Bradley & Co., Inc.; Director, The New
England Council and Massachusetts
Roundtable; Trustee, North Shore Medical
Center; Director, BJ's Wholesale Club, Inc.
and a corporator of the Eastern Bank;
Trustee, Emmanuel College.

--------------------------------------------------------------------------------
Charles L. Ladner2, Born: 1938                      1992                      28
--------------------------------------------------------------------------------
Chairman and Trustee, Dunwoody Village, Inc.
(continuing care retire- ment community);
Senior Vice President and Chief Financial
Officer, UGI Corporation (Public Utility
Holding Company) (retired 1998); Vice
President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas
distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History
Association (since 2001).

--------------------------------------------------------------------------------
John A. Moore2, Born: 1939                          2002                      36
--------------------------------------------------------------------------------
President and Chief Executive Officer,
Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior
Scientist, Sciences International (health research) (since 1998); Principal,
Hollyhouse (consulting) (since 2000);
Director, CIIT (nonprofit research) (since
2002). Patti McGill Peterson, Born: 1943
2002 36 Executive Director, Council for
International Exchange of Scholars (since
1998), Vice President, Institute of
International Education (since January
1998); Senior Fellow, Cornell Institute of
Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University; Director,
Niagara Mohawk Power Corporation (electric utility).

--------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                       1992                      28
--------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast
Holdings, Inc. (since 2000); Director and
President, Mast Holdings, Inc. (until 2000);
Managing Director, JonJames, LLC (real
estate) (since 2001); Director, First
Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until
1991).

--------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                         1992                      28
--------------------------------------------------------------------------------
Lieutenant General, United States Marine
Corps; Deputy Chief of Staff for Manpower and Reserve Affairs, Headquarters Marine
Corps; Commanding General III Marine
Expeditionary Force/3rd Marine Division
(retired 1991).

--------------------------------------------------------------------------------
John P. Toolan2, Born: 1930                         1993                      28
--------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds,
The Smith Barney Tax-Free Money Funds, Inc.,
Vantage Money Market Funds (mutual funds),
The Inefficient-Market Fund, Inc.
(closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman,
Smith Barney Trust Company (retired 1991);
Director, Smith Barney, Inc., Mutual
Management Company and Smith Barney
Advisers, Inc. (investment advisers)
(retired 1991); Senior Executive Vice
President, Director and member of the
Executive Committee, Smith Barney, Harris
Upham & Co., Incorporated (investment
bankers) (until 1991).

INTERESTED TRUSTEES3


NAME, AGE                                                              NUMBER OF
POSITION(S) HELD WITH FUND                       TRUSTEE            JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                OF FUND          FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                 SINCE1              BY TRUSTEE

--------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                        2001                      58
--------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief
Investment Officer, John Hancock Financial
Services, Inc.; Director, Executive Vice
President and Chief Investment Officer, John
Hancock Life Insurance Company; Chairman of the Committee of Finance of John Hancock
Life Insurance Company; Director, John
Hancock Subsidiaries, LLC, Hancock Natural
Resource Group, Independence Investment LLC,
Independence Fixed Income LLC, John Hancock
Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley
Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business
Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999) and John Hancock
Signature Services, Inc.("Signature
Services") (until 1997).

--------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                         2000                      58
--------------------------------------------------------------------------------
Trustee, Chairman, President and Chief
Executive Officer Executive Vice President,
John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman,
Director, President and Chief Executive
Officer, the Adviser and The Berkeley Group;
Chairman, Director and Chief Executive
Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency,
Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director,
Independence Investment LLC, Independence
Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance
Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until
1996).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                               OFFICER
PRINCIPAL OCCUPATION(S) AND                                              OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                          SINCE

--------------------------------------------------------------------------------
William L. Braman, Born: 1953                                               2000
--------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the
Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London U.K. (until 2000).

--------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                2000
--------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer Senior Vice
President, Chief Financial Officer and Treasurer, the Adviser,
John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax
Department, John Hancock Financial Services, Inc. (until
2001).

--------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                 1992
--------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer,
SAMCorp., the Adviser and each of the John Hancock funds, John
Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000), Director, Senior Vice
President and Secretary, NM Capital.

--------------------------------------------------------------------------------
William H. King, Born: 1952                                                 1992
--------------------------------------------------------------------------------
Vice President and Treasurer Vice President and Assistant
Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

--------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                               1992
--------------------------------------------------------------------------------
Vice President and Compliance Officer Vice President and
Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.
2 Member of Audit Committee.
3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

-----------
FOR YOUR
INFORMATION
-----------

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR
COMMON SHAREHOLDERS
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

STOCK SYMBOL
Listed New York Stock Exchange: DIV

For shareholder assistance
refer to page 21


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                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------

On the Internet                     www.jhfunds.com

By regular mail                     Mellon Investor Services
                                    85 Challenger Road
                                    Overpeck Centre
                                    Ridgefield Park, New Jersey 07660

Customer service representatives    1-800-852-0218

24-hour automated information       1-800-843-0090

TDD line                            1-800-231-5469

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


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[John Hancock Logo]                                                PRESORTED
                                                                   STANDARD
1-800-852-0218                                                   U. S. POSTAGE
1-800-843-0090                                                       PAID
1-800-231-5469 (TDD)                                                  MIS
                                                                 -------------
www.jhfunds.com



                                                                     P300A  6/02
                                                                            8/02